Schedule A-4 to Shareholders Agreement

                          EXECUTIVE EMPLOYMENT CONTRACT

            THIS AGREEMENT MADE AS OF THE 18TH DAY OF JANUARY, 2000.
Among:

                              MENTOR ON CALL, INC.
                        a corporation incorporated under
                           the laws of Nevada , U.S.A.
                 (hereinafter referred to as the "Corporation")

                                                              OF THE FIRST PART,

                                     - and -

                               JASON 14. FIGUEROA

                             of the City of Toronto
                               Province of Ontario

                                     Canada
                  (hereinafter referred to as the "Executive")

                                                             OF THE SECOND PART.


         Whereas the Corporation wishes to retain the services of the Executive to provide the services hereinafter described during the term hereinafter set out;

         NOW THEREFORE THIS AGREEMENT WITNESSES THAT IN CONSIDERATION OF THE mutual covenants and agreements herein contained and for other good and valuable consideration, the parties agree as follows:

1.       TERM

         The Corporation shall employ the Executive for a period of five years from February 1, 2000 to and including FEBRUARY 5,2005, unless such employment shall be terminated earlier as hereinafter provided, Upon the expiry of the term OF THIS AGREEMENT ON FEBRUARY 5, 2005, and on each anniversary of such date falling thereafter, the term of this agreement shall automatically be extended for on additional year on the same terms and conditions unless, not less than six months prior to any such anniversary, either the Executive or the Corporation shall have given written notice to the other that it does not wish to further extend this agreement.

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2.       DUTIES

         The Executive shall serve the Corporation and any subsidiaries of the Corporation in such capacity or capacities and shall perform such duties and exercise such power pertaining to the management and operation of the Corporation as may be determined form time to time by the board of directors of the Corporation consistent with the office of the Executive. Without limitation of the foregoing, the Executive shall occupy the office of Vice-President Information Technology of the Corporation. The Executive shall:

         (a) devote his full time and attention and his best efforts during normal business hours to the business and affairs of the Corporation;

         (b) perform those duties that may reasonably be assigned to the Executive diligently and faithfully to the best of the Executive's abilities and in the best interests of the Corporation; and

         (c) use his best efforts to promote the interests and goodwill of the Corporation.

 3.      REPORTING PROCEDURES

         The Executive shall report to the person holding the office of Chief Operating Officer. The Executive shall report fully on the management, operations and business affairs of the Corporation and advise to the best of his ability and in accordance with reasonable business standards on business matters that may arise from time to time during the term of this agreement.

 4.      REMUNERATION

         (a) The annual base salary payable to the Executive for his services hereunder for the first year of the term of his agreement shall by U.S. $100,000 with U.S. $15,000 of this amount deferred until the Corporation retains earnings of U.S. $750,000 in one quarter as determined in the sole discretion of the Chief Financial Officer. At that time the deferred salary vests in the Executive and is then due and payable in equal monthly increments over the ensuing six months in addition to the monthly salary. The annual base salary payable to the Executive for his services hereunder for each successive year of the term of this agreement, exclusive of bonuses, benefits and other compensation, shall increase by eight per cent of the annual base salary for the immediately preceding year. The annual base salary payable to the Executive pursuant to the provisions of this section 4 shall be payable in equal monthly instalments in arrears on the first of each month or in such other manner as may be mutually agreed upon, less, in any case, any deductions or withholdings required by law.

         (b) The Corporation shall provide the Executive with employee benefits comparable to those provided by the Corporation from time to time to other senior executive of the Corporation to a maximum value of fifteen per cent of Executive's salary with a floor often per cent of salary and shall permit the Executive to participate in any share option plan, share purchase plan, retirement plan or similar plan offered by the Corporation from time to time to its senior executives in the manner and to the extent authorized by the board of directors of the Corporation.


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 5.      PERFORMANCE BONUS

         In addition to the Executive's annual base salary, the Executive shall participate in the Corporation's executive bonus plan whereby upon completion of the Leaning Management System to the satisfaction of the Chief Operating Officer utilizing third party and independent evaluators and conditional upon receipt of a minimum of U.S. $1,500,000 from System Licenses, a Project Completion Bonus of U.S. $125,000 will be immediately payable to the Executive.

6.       STOCK OPTIONS

         The Executive is entitled to Stock Options in the Corporation in the amount of 250,000 no par value common shares at a strike price of U.S. $2.00 per share exercisable for a period of five years from payment of the performance bonus ENUNCIATED IN ARTICLE 5 herein.

7.       NO FURTHER SALARY OR BONUS ADJUSTMENTS

         Other than as herein provided, there shall be no cost-of-living increase or merit increase in the annual base salary or the executive bonus unless agreed to in writing by the Corporation.

 8.      VACATION

         The Executive shall be entitled to four weeks' paid vacation per fiscal year of the Corporation at a time approved in advance by the Chief Operating Officer, which approval shall not be unreasonably withheld but shall take into account the staffing requirements of the Corporation and the need for the timely performance of the Executive's responsibilities. In the event that the Executive decides not to take all the vacation to which he is entitled in any fiscal year, the Executive shall be entitled to take up to one week of such vacation in the next following fiscal year at a time approved in advance by the Chief Operating Officer.

 9.      AUTOMOBILE

         The Executive shall be supplied with an allowance of U.S.$300 per month when the Corporation is earning a profit of a minimum of U.S. $750,000 in any quarter, as determined in the sole discretion of the Chief Financial Officer, towards a leased car selected by the Corporation to be used by him for the Corporation's business.

 10.     EXPENSES

         The Executive shall be reimbursed for all reasonable travel and other out-of-pocket expenses actually and properly incurred by th~ Executive from time to time in connection with carrying out his duties hereunder. For all such expenses the Executive shall furnish to the Corporation original of all invoices or statements in respect of which the Executive seeks reimbursement.

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11.      TERMINATION

         (a) For Cause

         The Corporation may terminate the employment of the Executive without notice or any payment in lieu of notice for cause which, without limiting the generality of the foregoing, shall include:

                  (i) if there is a repeated and demonstrated failure on the part of the Executive to perform the material duties of the Executive's position in a competent manner and where the Executive fails to substantially remedy the failure within a reasonable period of time after receiving written notice of such failure from the Corporation;

                  (ii) if the Executive is convicted of a criminal offence involving fraud or dishonesty;

                  (iii) if the Executive or any member of his family makes any personal profit arising out of or in connection with a transaction to which the Corporation is a party or with which it is associated without making disclosure to and obtaining the prior written consent of the Corporation;

                  (iv) if the Executive fails to honour his fiduciary duties to the Corporation, including the duty to act in the best interests of the Corporation; or

                  (v) if the Executive disobeys reasonable instructions given in the course of employment by the Chief Operating Officer or the board of directors of the Corporation that are not inconsistent with the Executive's management position and not remedied by the Executive within a reasonable period of time after receiving written notice of such disobedience.

         (B) For Disability/Death

         This agreement may be immediately terminated by the Corporation by notice to the Executive if the Executive becomes permanently disabled. The Executive shall be deemed to have become permanently disabled as defined in the Shareholders Agreement to which this Executive Employment Agreement is attached as Schedule A.

         This agreement shall terminate without notice upon the death of the Executive.

12.      SEVERANCE PAYMENTS

         (a) Upon termination of the Executive's employment: (i) for cause; (ii) by the voluntary termination of employment of the Executive; or (iii) by the non-renewal of this Agreement, the Executive shall not be entitled to any severance payment other than compensation earned by the Executive before the date of termination calculated pro rata up to and including the date of termination calculated pro rata up to and including the date of termination, together with any AMOUNT TO WHICH THE EXECUTIVE IS ENTITLED UNDER THE EMPLOYMENT STANDARDS ACT (Ontario), as amended and in force from time to time.

         (b) If the Executive's employment is terminated for any other reason other than the reasons set forth in subsection 12(a), the Executive shall be entitled to receive the lesser of:

                  (i) Twelve months salary if termination occurs at any time in the first two years of the contract;

                  (ii) Eighteen months salary if termination occurs in month 25 to term.


 13.     CONFIDENTIALITY

         The Executive acknowledges and agrees that:

         (a) in the course of performing his duties and responsibilities as Vice President Systems of the Corporation, he has had and will continue in the future to have access to and has been and will be entrusted with detailed confidential information and trade secrets (printed or otherwise) concerning past, present, future and contemplated products, services, operations and marketing techniques and procedures of the Corporation and its subsidiaries, including, without limitation, information relating to addresses, preference, needs and requirements of past, present and prospective clients, customers, suppliers (which, for all purposes of this agreement, shall be deemed to include, without limitation, all old Pathfinder clients,) and employees of the Corporation (collectively, "Trade Secrets"), the disclosure of any of which to competitors of the Corporation or to the general public, or the use of same by the Executive or any competitor of the Corporation or any of its subsidiaries, would be highly detrimental to the interests of the Corporation;

         (b) in the course of performing his duties and responsibilities for the Corporation, the Executive has been and will continue in the future to be a representative of the Corporation to its customers, clients and suppliers and as such has had and will continue in the future to have significant responsibility for maintaining and enhancing the goodwill of the Corporation with such customers, clients and suppliers and would not have, except by virtue of his employment with the Corporation, developed a close and direct relationship with the customers, clients and suppliers of the Corporation;

         (c) the Executive, as an officer of the Corporation, owes fiduciary duties to the Corporation, including the duty to act in the best interests of the Corporation; and

         (d) the right to maintain the confidentiality of the Trade Secrets, the right to preserve the goodwill of the Corporation and the right to the benefit of any relationships that have developed between the Executive and the customers, clients and suppliers of the Corporation by virtue of the Executive's employment with the Corporation constitute proprietary rights of the Corporation, which the Corporation is entitled to protect.

         In acknowledgment of the matters described above and in consideration of the payments to be received by the Executive pursuant to this agreement, the Executive hereby agrees that he will not, for five years from the date hereof; directly or indirectly disclose to any person or in any way make use of; other than for the benefit of the Corporation, in any manner, any of the Trade Secrets, provided that such Trade Secrets shall be deemed not to include information that is or becomes generally available to the public other than as a result of disclosure by the Executive.

 14.     NON-SOLICITATION

         The Executive hereby agrees that he will not, during the period commencing on the date hereof and ending five years following the expiration of the term of this agreement, be a party to or abet any solicitation of customers, clients or suppliers of the Corporation or any of its subsidiaries, to transfer business from the Corporation or any of its subsidiaries to any other person, or seek in any way to persuade or entice any employee of the Corporation or any of its subsidiaries to leave that employment or to be a party to or abet any such action.

15.      DISCLOSURE

         During the employment period, the Executive shall promptly disclose to the Chief Operating Officer full information concerning any interest, direct or indirect, of the Executive (as owner, shareholder, partner, lender or other investor, director, officer, employee, consultant or otherwise) or any member of his family in any business that is reasonably known to the Executive to purchase or otherwise obtain services or products from, or to sell or otherwise PROVIDE SERVICES OR PRODUCTS TO THE CORPORATION OR TO ANY OF ITS SUPPLIERS OR CUSTOMERS.

16.      PLACE OF EMPLOYMENT

         The Corporation shall not move or otherwise relocate the place of business at which the Executive reports to work more than 50 kilometers from downtown Toronto, Ontario for the term of this contract and then only if
mutually   agreed  by  both  parties  hereto  with  all  expenses  paid  by  the
Corporation.

17.      RETURN OF MATERIALS

         All files, forms, brochures, books, materials, written correspondence, memoranda, documents, manuals, computer disks, software products and lists (including lists of customers, suppliers, products and prices) pertaining to the business of the Corporation or any of its subsidiaries and associates that may come into the possession or control of the Executive shall at all times remain the property of the Corporation or such subsidiary or associate, as the case may be. ON TERMINATION OF THE EXECUTIVE'S EMPLOYMENT FOR ANY REASON, THE EXECUTIVE AGREES TO DELIVER PROMPTLY TO THE CORPORATION ALL SUCH property of the Corporation in the possession of the Executive or directly or indirectly under the control of the Executive. The Executive agrees not to make for his personal or business use or that of any other party, reproductions or copies of any such property or other property of the Corporation.

18 GOVERNING LAW

         This agreement shall be governed by and construed in accordance with the laws of the Province of Ontario.

19.      SEVERABILITY

         If any provision of this agreement, including the breadth or scope of such provision, shall be held by any court of competent jurisdiction to be invalid or unenforceable, in whole or in part, such invalidity or unenforceability shall not affect the validity or enforceability of the remaining provisions, or part thereof; of this agreement and such remaining provisions, or part thereof; shall remain enforceable and binding.

 20.     ENFORCEABILITY

         The Executive hereby confirms and agrees that the covenants and restrictions pertaining to the Executive contained in this agreement, including, without limitation, those contained in sections 13 and 14 hereof; are reasonable and valid and hereby further acknowledges and agrees that the Corporation would suffer irreparable injury in the event of any breach by the Executive of his obligations under any such covenant or restriction. Accordingly, the Executive hereby acknowledges and agrees that damages would be an inadequate remedy at law in connection with any such breach and the Corporation shall therefore be entitled in lieu of any action for damages, temporary and permanent injunctive relief enjoining and restraining the Executive from any such breach.

 21.     NO ASSIGNMENT

         The Executive may not assign, pledge or encumber the Executive's interest in this agreement nor assign any of the rights or duties of the Executive under this agreement without the prior written consent of the Corporation.

22.      LEGAL ADVICE

         The Executive hereby represents and warrants to the Corporation and acknowledges and agrees that he had the opportunity to seek and was not prevented nor discouraged by the Corporation from seeking independent legal advice prior to the execution and delivery of this agreement and that, in the event that he did not avail himself of that opportunity prior to signing this agreement, he did so voluntarily without any undue pressure and agrees that his failure to obtain independent legal advice shall not be used by him as a defense to the enforcement of his obligations under this agreement.

 23      NOTICES

         Any notice or other communication required or permitted to be given hereunder shall be in writing and either delivered by hand or mailed by prepaid registered mail. If there is a general discontinuance of postal service due to strike, lock-out or otherwise, a notice sent by prepaid registered mail shall be deemed to have been received three business days after the resumption of postal service. Notice shall be addressed as follows:

                  (a) If to the Corporation:

                 40 King St. West, Suite 4900, Toronto, Ontario, Canada, MSH 4A2

                  (B) IF TO THE EXECUTIVE:


                  (ADDRESS),


         IN WITNESS WHEREOF THE PARTIES HERETO HAVE EXECUTED THIS AGREEMENT AS OF THE DATE first above written.

SIGNED, SEALED AND DELIVERED

by a duly authorized officer of Mentor On Call, Inc.
                                                             C/S

SIGNED, SEALED AND DELIVERED
by Jason R. Figueroa and duly witnessed by:


Witness



Address